Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of argenx SE (the "Company") for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	March 21, 2024

By:	/s/ Karl Gubitz
	Name:	Karl Gubitz
	Title:	Chief Financial Officer
(Principal Financial Officer)